                                                                    EXHIBIT 99.2

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2004-CB6
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $448,040,000 (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-CB6


                                 (C-BASS LOGO)

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                AUGUST [24], 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2004-CB6
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Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL NAME: CBASS 04-CB6

DETAILED COLLATERAL INFO

                                                           % OF
                     # OF                      AVG.        GROUP                                   EFFECTIVE
                     LOANS       BALANCE      BALANCE     BALANCE    WAC      WARM   FICO   OLTV      LTV      DTI
                     -----       -------      -------     -------    ---      ----   ----   ----      ---      ---
AGGREGATED           3,101  461,301,841.88   148,759.06              7.060    6.00    648   82.41    81.93      --
0-$50k                 448   14,535,386.13    32,445.06     3.15%    8.980   17.00    665   82.42    81.20      --
50-75k                 441   27,211,062.54    61,703.09     5.90%    8.394   13.00    635   83.33    82.37      --
75-100k                395   34,055,249.57    86,215.82     7.38%    7.841    9.00    634   84.08    82.64      --

FICO

NA                       5      222,018.26    44,403.65     0.05%    8.706   27.00     --   92.69    92.69      --
<600                   733  101,572,167.05   138,570.49    22.02%    7.668   10.00    564   78.95    77.65      --
601-619                262   41,350,535.69   157,826.47     8.96%    7.181    5.00    610   82.27    81.92      --
620-639                363   56,841,976.04   156,589.47    12.32%    7.165    5.00    630   83.38    83.06      --
640-659                372   57,591,767.62   154,816.58    12.48%    7.059    5.00    649   83.21    83.02      --


LTV

80-85                1,030  177,348,035.59   172,182.56    38.45%    6.696    5.00    654   81.20    81.17      --
85.01-90               553   90,408,186.93   163,486.78    19.60%    7.091    5.00    654   89.63    89.07      --
90.01-95               292   44,953,175.87   153,949.23     9.74%    7.520    4.00    647   94.70    94.19      --
95.01-100              407   35,524,127.03    87,282.87     7.70%    8.516   10.00    670   99.73    96.59      --

Cash Out             1,490  224,428,658.79   150,623.26    48.65%    7.059    4.00    634   79.85    79.72      --

2-4 family             233   47,078,859.70   202,055.19    10.21%    7.237    4.00    663   80.82    80.75      --

Investment             312   41,380,574.52   132,630.05     8.97%    7.539    6.00    672   81.39    81.30      --
Second Home             40    5,204,623.35   130,115.58     1.13%    7.125    4.00    680   83.01    82.32      --

stated income        1,153  197,529,582.74   171,317.94    42.82%    7.234    3.00    657   81.89    81.79      --
No Documentation       147    9,680,490.27    65,853.68     2.10%    8.019   33.00    639   86.02    83.40      --

IO                     240   63,065,891.03   262,774.55    13.67%    5.655    3.00    699   81.68    81.68      --

                                   % OF
                        % OF     PRIMARY  % SINGLE      % OF        %
                      FULL DOC    OWNER    FAMILY     IO LOANS   CASHOUT
                      --------    -----    ------     --------   -------
AGGREGATED              49.65     89.90     77.71      13.67      48.65
0-$50k                  50.13     86.00     81.95         --      46.11
50-75k                  57.05     85.50     68.52       0.76      42.04
75-100k                 59.05     88.13     72.37       1.62      44.26

FICO

NA                         --     68.18     85.54         --         --
<600                    61.06     95.77     81.28       1.43      62.13
601-619                 56.51     90.53     80.96       2.44      66.70
620-639                 43.39     90.93     76.78       4.72      56.87
640-659                 42.47     88.24     75.03       2.68      48.75


LTV

80-85                   51.22     92.25     77.95      24.25      35.94
85.01-90                53.39     80.56     75.22      14.45      53.00
90.01-95                39.95     97.12     84.71       0.92      47.09
95.01-100               51.30     97.59     85.43       1.09      20.67

Cash Out                55.22     90.14     77.35       6.33     100.00

2-4 family              30.52     70.28        --       6.44      51.64

Investment              30.61        --     57.97       3.66      49.59
Second Home             36.83        --     62.48      10.03      30.97

stated income              --     86.38     75.50       7.40      44.02
No Documentation           --     81.81     76.18         --      19.81

IO                      69.52     96.77     85.69     100.00      22.53